                                                                    EXHIBIT 10.4


                             DISBURSEMENT AGREEMENT




                                      AMONG



                      U.S. BANK TRUST NATIONAL ASSOCIATION,
                                 AS THE TRUSTEE,


                      U.S. BANK TRUST NATIONAL ASSOCIATION,
                            AS THE DISBURSEMENT AGENT


                                       AND

                         THE SPORTS CLUB COMPANY, INC.,
                                    AS ISSUER

                        THE SPECTRUM CLUB COMPANY, INC.,
                                       AND


                              PONTIUS REALTY, INC.,
              COLLECTIVELY WITH THE ISSUER, AS THE COMPANY PARTIES



                                   DATED AS OF

                                  APRIL 1, 1999

                                TABLE OF CONTENTS

                                                                         Page
                                                                         ----
1.     Definitions........................................................3
       1.1    Defined Terms...............................................3
       1.2    Additional Defined Terms....................................7

2.     Establishment of Disbursement Account..............................7
       2.1    Appointment of Disbursement Agent...........................7
       2.2    Establishment of Disbursement Account.......................8
       2.3    Security Agreement..........................................8

3.     Disbursements from the Disbursement Account........................8
       3.1    Conditions to Disbursement..................................8
       3.2    Method of Disbursement......................................8
       3.3    Disbursement Agent's Compensation...........................8
       3.4    Transfer of Funds to the Trustee............................9

4.     Disbursement Requests..............................................9
       4.1    Acquisition Disbursements Requests (Fullerton/Santa Ana)....9
       4.2    Capital Improvement Disbursement Requests..................11
       4.3    Construction Disbursement Requests.........................12
       4.4    Disbursements After Event of Default.......................13
       4.5    Final Disbursement of Funds Following Operating Date.......14

5.     Sale of Clubs; Other Replacement Clubs............................14
       5.1    Sale of Existing Clubs.....................................14
       5.2    Designation of Other Replacement Clubs.....................15

6.     Replacement Clubs.................................................15
       6.1    Limitations on Replacement Clubs...........................15
       6.2    Development and Construction of Replacement Clubs..........16

7.     Budget Amendments.................................................16

8.     Events of Default.................................................17

9.     Disbursement Agent's Limitation of Liability......................17

10.    Termination.......................................................18

11.    Substitution or Resignation of Disbursement Agent.................18

12.    Notice............................................................18

13.    Miscellaneous.....................................................19
       13.1   Waiver and Amendment.......................................19
       13.2   Invalidity.................................................19
       13.3   No Authority...............................................19
       13.4   Assignment.................................................19
       13.5   Benefit....................................................19
       13.6   Time.......................................................19
       13.7   Choice of Law..............................................20
       13.8   Entire Agreement...........................................21
       13.9   Notices....................................................21
       13.10  Counterparts...............................................22
       13.11  Captions...................................................22

                               DISBURSEMENT AGREEMENT


        THIS DISBURSEMENT AGREEMENT (as amended, supplemented or otherwise modified from time to time, the "AGREEMENT") is dated as of April 1, 1999, by and among, U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association, as disbursement agent (in such capacity, the "DISBURSEMENT AGENT"), U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association, as trustee (in such capacity, "Trustee"), and THE SPORTS CLUB COMPANY, INC., a Delaware corporation (the "ISSUER"), THE SPECTRUM CLUB COMPANY, INC., a California corporation, and PONTIUS REALTY, INC., a Delaware corporation ("PRI" and, together with the Issuer, the "COMPANY PARTIES").

                                      RECITALS

        A. The Issuer has issued $100,000,000 aggregate principal amount of Notes (as defined below) on the date hereof pursuant to the provisions of the Indenture (as defined below). Sixty-Four Million Six Hundred Eighty Thousand Dollars ($64,680,000) of the proceeds from the issuance of such Notes, (the "PROCEEDS") will be deposited into an account (the "DISBURSEMENT ACCOUNT") to be maintained by the Disbursement Agent pursuant to the terms hereof and of the Security Agreement (as defined below).

        B. As security for the Secured Obligations (as defined below), the Issuer and the Subsidiary Guarantors have, among other things, granted, a security interest to the Trustee, on behalf of itself and the holders of the Notes, in all of the their right, title and interest in the Disbursement Account and any amounts held in such Disbursement Account.

        C. The parties intend that Seventeen Million Two Hundred Seventy Thousand Dollars ($17,270,000) of such Proceeds (the "ROCKEFELLER ALLOCATION") will be used solely to develop and construct a new athletic club and related facilities at the space leased by PRI at Rockefeller Center, New York, New York in accordance with the Budget (as defined below) attached hereto as Schedule I (the "ROCKEFELLER CLUB").

        D. The parties intend that Twenty-Eight Million One Hundred Sixty Thousand Dollars ($28,160,000) of such Proceeds (the "VERTICAL ALLOCATION," together with the Rockefeller Allocation, the "NEW YORK ALLOCATION") will be used solely to develop and construct a new athletic club and related facilities at the space leased by NYSC at 330 East 61st Street, New York, New York in accordance with the Budget attached hereto as Schedule II (the "VERTICAL CLUB," together with the Rockefeller Club, the "NEW YORK CLUBS").

        E. The parties intend that Six Million Five Hundred Thousand Dollars ($6,500,000) of such Proceeds (the "BOSTON ALLOCATION") will be used solely to develop and construct a new athletic club and related facilities at the space leased or to be leased by the Company and described as the portions of two city blocks bounded by Washington, Tremont and Boylston, and fronting on the Boston Commons, Boston, Massachusetts (the "BOSTON CLUB") or the Boston Replacement Club (as defined below), in each case in accordance with a Budget delivered to the Disbursement Agent and the Trustee.

        F. The parties intend that Two Million Five Hundred Thousand Dollars ($2,500,000) of such Proceeds (the "WASHINGTON ALLOCATION") will be used solely to develop and construct a new athletic club and related facilities at the space leased by the Company at 220 M Street, Washington, D.C. (the "WASHINGTON CLUB") or the Washington Replacement Club (as defined below), in each case in accordance with a Budget delivered to the Disbursement Agent and the Trustee.

        G. The parties intend that Ten Million Two Hundred Fifty Thousand Dollars ($10,250,000) of such Proceeds (the "PURCHASE ALLOCATION") will be used to acquire: (i) the ground lease interest of SCC I LLC under that certain ground lease agreement with the City of Fullerton in the land underlying that certain athletic club and related facilities more commonly known as the Spectrum Club Fullerton (the "FULLERTON CLUB"); and (ii) SCC I LLC's fee interest in the ground underlying that certain athletic club and related facilities more commonly known as the Spectrum Club Santa Ana (the "SANTA ANA CLUB").

        H. The parties have entered into this Agreement in order to set forth the conditions upon which, and the manner in which, funds will be disbursed from the Disbursement Account.

                                      AGREEMENT

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        1. Definitions

                1.1 Defined Terms. In this Agreement, defined terms shall have the meanings herein specified, such definitions to be equally applicable to both the singular and plural forms of any of the terms defined:

        "ACQUISITION DISBURSEMENT REQUEST" means a request by a Company Party for the disbursement of a portion of the Purchase Allocation to be used for the acquisition of either the Spectrum Club Fullerton or the Spectrum Club Santa Ana, which request shall be in the form of EXHIBIT "A" attached hereto.

        "ADDITIONAL REVENUE" means investment income (loss), less any losses or costs associated therewith, earned on amounts deposited in the Disbursement Account. Subject to SECTION 3.3, Additional Revenue shall be distributed to the Company on March 1 and September 1 of each year during the term of this Agreement.

        "ADVANCE DISBURSEMENT" means a disbursement from the Disbursement Account to a Company Party in accordance with the applicable Budget, notwithstanding the fact that not all certifications and lien releases have been obtained or that other disbursement conditions have not been satisfied; provided that the aggregate amount of Advance Disbursements outstanding at any time shall not exceed (i) One Million Dollars ($1,000,000) per New Club, or (ii) Two Million Dollars ($2,000,000) in the aggregate for all New Clubs.

        "BUDGET" means, with respect to any New Club, the itemized budget in the form of EXHIBIT "E" hereto setting forth on a line item basis all of the costs the applicable Company Party anticipates expending from and after March 1, 1999 in connection with the design, development, construction and equipping of such New Club (provided, that in connection with any New Club with aggregate Construction

Costs of $10 million or less, the Budget may have as many line items as the Company Parties may determine), which Budget may be amended from time to time in accordance with the provisions of SECTION 7(A) hereof.

        "CAPITAL IMPROVEMENT ALLOCATION" means (a) that portion of the Purchase Allocation not allocated to a Purchase Replacement Club pursuant to SECTION 4.1(D) and (b) that portion of the Sale Proceeds not allocated to a Sale Replacement Club pursuant to SECTION 5.1(B).

        "CAPITAL IMPROVEMENT DISBURSEMENT REQUEST" means a request by a Company Party for the disbursement of a portion of the Capital Improvement Allocation, which request shall be in the form of Exhibit "B" attached hereto.

        "CONSTRUCTION ALLOCATION" means, with respect to any New Club, the amount deposited in the Disbursement Account and allocated to pay the Construction Costs of such New Club.

        "CONSTRUCTION COSTS" means with respect to any New Club, all of the costs set forth on all line items in the Budget for such New Club.

        "CONSTRUCTION DISBURSEMENT REQUEST" means any In-Progress Disbursement Request or any Advance Disbursement Request (each as defined below).

        "CONTRACT" means a contract pertaining to the design or construction of any of the New Clubs, and any other contract, license and performance and payment bond or guarantee, if any, relating to any of the New Clubs.

        "CONTRACTOR" means a contractor which is a party to a Contract.

        "DISBURSEMENT REQUEST" means an Acquisition Disbursement Request, a Capital Improvement Disbursement Request or a Construction Disbursement Request.

        "INDENTURE" means the indenture dated, April 1, 1999, among the Issuer, the Subsidiary Guarantors named therein and Trustee, on behalf of itself and the holders of the Notes, as amended, supplemented or modified from time to time.

        "NEW CLUBS" means The New York Clubs, the Boston Club, the Washington Club, and any Replacement Club

        "NOTES" means the 11-3/8% Senior Secured Notes due 2006 issued from time to time under the Indenture, each with the Subsidiary Guaranty endorsed thereon.

        "OFFICER" means, with respect to any Person, the Chairman of the Board, the Chief Executive Officer, the President, the Chief Operating Officer, the Chief Financial Officer, the Treasurer, any Assistant Treasurer, the Controller, the Secretary or any Vice President of such Person.

        "OFFICERS' CERTIFICATE" means a certificate signed by two Officers of the Company Party on whose behalf or for whose benefit the certificate is being executed or delivered, in either case including one of the following Officers of such Company Party: the Chairman of the Board, Chief Executive Officer, President, Chief Financial Officer, Executive Vice President, Vice President, Treasurer or Assistant Treasurer.

        "OPERATING" means, with respect to the any New Club, the first time that

                                (1) all Liens (other than Liens permitted pursuant to clause (h) of the definition of Permitted Liens in the Indenture) related to the development, construction and equipping of, and beginning operations at, such New Club have been discharged or, if payment is not yet due or if such payment is contested in good faith by the Company Party that owns or operates such New Club, sufficient funds remain in the Disbursement Account to discharge such Liens and such Company Party has taken any action (including the institution of legal proceedings) necessary to prevent the sale of any or all of such New Club,

                                (2) the applicable Company Party has granted a first priority security interest to the Trustee, on behalf of itself and the holders of the Notes, in its right title and interest in such

        New Club (subject only to liens permitted pursuant to clause (h) of the definition of Permitted Liens in the Indenture),

                                (3) the Issuer has delivered an Officers'
        Certificate to Trustee certifying that such New Club is substantially complete in all material respects in accordance with the Budget and all applicable building and other laws, ordinances and regulations for such New Club,

                                (4) such New Club is in a condition (including installation of furnishings, fixtures and equipment) to receive customers in the ordinary course of business,

                                (5) such New Club is open to the general public and operating in accordance with all applicable laws, and

                                (6) a certificate of occupancy has been issued for such New Club by the appropriate governmental authorities; provided, that if such certificate of occupancy is temporary, the conditions specified therein can be satisfied without material expense.

        "PERSON" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

        "REALIZED SAVINGS" means the excess of the amount budgeted in a Budget for a New Club for a line item over the amount of funds expended or owed or expected to be expended by a Company Party to complete the tasks set forth in such line item and for the materials and services used to complete such tasks, so long as the terms for such tasks are final and unconditional (other than the satisfactory completion of such tasks); provided, that Realized Savings for any line item shall be deemed to be (i) zero if such savings are or will be obtained in a manner that materially detracts from the overall value, quality and amenities of such New Club and (ii) reduced to the extent previously reallocated to another line item in the Budget.

        "REPLACEMENT CLUBS" means the Boston Replacement Club, the Washington Replacement Club, the Sale Replacement Clubs and the Purchase Replacement Clubs (each as defined below).

        "RETAINAGE AMOUNTS" means amounts that have accrued and are owing under the terms of any Contract for work or services already provided but are being withheld from payment to any Contractor until certain subsequent events (e.g., completion benchmarks) have been achieved.

        "SECURED OBLIGATIONS" shall mean all Obligations of the Company Parties from time to time owing to the Trustee now existing or hereafter incurred, arising under or in connection with the Indenture, the Notes, the Security Agreement, or this Disbursement Agreement.

                1.2 Additional Defined Terms. All other capitalized terms not defined herein, but defined in the Indenture, shall have the meaning ascribed to them in the Indenture.

        2. Establishment of Disbursement Account.

                2.1 Appointment of Disbursement Agent. The Trustee and the Company Parties hereby appoint the Disbursement Agent, and the Disbursement Agent hereby accepts appointment, as disbursement agent under the terms and conditions of this Agreement and as securities intermediary under the terms and conditions of the Security Agreement. The Disbursement Agent agrees to act in good faith at all times.

                2.2 Establishment of Disbursement Account. Concurrently with the execution and delivery of this Agreement, the Disbursement Account shall be established in accordance with the terms of the Security Agreement.

                2.3 Security Agreement. Pursuant to the Security Agreement, the Company Parties have granted to the Trustee, for the benefit of the holders of the

Notes, a security interest in the Disbursement Account and all funds and assets from time to time deposited therein, and all products and proceeds thereof.

        3. Disbursements from the Disbursement Account.

                3.1 Conditions to Disbursement. The Disbursement Agent shall disburse funds from the Disbursement Account only upon satisfaction of the applicable conditions to disbursement set forth herein.

                3.2 Method of Disbursement. Upon satisfaction of the applicable conditions to disbursement set forth herein, the Disbursement Agent shall disburse funds from the Disbursement Account as specified in the applicable Disbursement Request.

                3.3 Disbursement Agent's Compensation. As long as the Securities Intermediary under the Security Agreement also serves as Disbursement Agent hereunder, the Disbursement Agent shall not be entitled to an additional fee for its services hereunder, but shall be entitled to reimbursement for its reasonable expenses, including, without limitation, the reasonable fees and expenses of the Disbursement Agent's counsel. The Disbursement Agent shall receive such payments without the requirement of obtaining any further consent or action on the part of the Company Parties with respect to the payment; provided that without limiting the foregoing, the Disbursement Agent shall provide written itemization of requested reimbursement of such fees and expenses to the Company Parties at least ten (10) Business Days before the Disbursement Agent withdraws such payment from the Disbursement Account. All amounts payable to the Disbursement Agent shall be deducted from the Additional Revenue.

                3.4 Transfer of Funds to the Trustee. Upon the receipt of written notice executed by the Trustee, which certifies (i) that an Event of Default hereunder has occurred and is continuing, and (ii) that the Trustee is entitled to the funds in the Disbursement Account, the Disbursement Agent shall deliver to the Trustee all funds in the Disbursement Account, other than amounts then permitted to be disbursed under SECTION 5.2 hereof.

        4. Disbursement Requests.

                4.1 Acquisition Disbursements Requests (Fullerton/Santa Ana).

                        (1) On or prior to the eightieth (80th) day after the Issue Date, the Company Parties will acquire SCC I LLC's interest in the Fullerton Club and Santa Ana Club (the "SCC Interest"). The Company Parties may within eighty (80) days after the Issue Date submit to the Disbursement Agent, with a copy to the Trustee, an Acquisition Disbursement Request to fund the portion of such acquisitions not funded by the use of Sale Proceeds from the sale of the Santa Ana Club in accordance with SECTION 5.1.

                        (2) The Disbursement Agent shall review each Acquisition Disbursement Request submitted to determine that such request conforms to EXHIBIT "A", and that to the best of the Disbursement Agent's actual knowledge, all other conditions set forth in SECTION 4.1(C) hereof have been satisfied. The Disbursement Agent shall notify the Company Party that submitted such request as soon as reasonably possible (and in any event within two (2) Business Days after the Disbursement Agent receives the required documents) if any Acquisition Disbursement Request is disapproved and the reason(s) therefor.

                        (3) Promptly following the satisfaction of the conditions described below, the Disbursement Agent shall make the disbursement described in the corresponding Acquisition Disbursement Request.

                                (1) The Company Party making such request shall have agreed to grant to the Trustee, for its benefit and the ratable benefit of the Holders, a first priority security interest (subject to Permitted Liens) in the real property interest being acquired pursuant to such Acquisition Disbursement (provided, that if the acquiring Company Party sells, in accordance with SECTION 5.1 hereof, its interest in the Santa Ana Club within three (3) Business Days following its acquisition thereof, such selling Company Party need not grant such security interest), pursuant to a deed of trust or leasehold mortgage, as applicable, substantially identical to those deeds of trust executed by the Company Parties and the Subsidiary

        Guarantors, dated as of April 1, 1999, in favor of the Trustee, for its benefit and the ratable benefit of the Holders.

                                (2) The Acquisition Disbursement Request on its face shall have been completed as to the information required therein.

                                (3) No Event of Default exists and is
        continuing.

                                (4) In the event that the Company Parties do not submit an Acquisition Disbursement Request for the full amount of the Purchase Allocation within eighty (80) days after the Issue Date, then the Company Parties may designate, by written notice to the Disbursement Agent and the Trustee (accompanied by a Budget relating thereto) one or more replacement athletic clubs and related facilities the Construction Costs of which shall be funded from the unused portion of the Purchase Allocation (the "PURCHASE REPLACEMENT CLUB"). The Company Parties shall use the Purchase Allocation solely for the acquisition, construction and development of such Purchase Replacement Club pursuant to the terms hereof or to make capital improvements in other clubs that are Collateral.

                4.2 Capital Improvement Disbursement Requests.

                        (1) The Company Parties may from time to time submit to the Disbursement Agent, with a copy to the Trustee, a Capital Improvement Disbursement Request to fund capital improvements at any existing athletic clubs that are Collateral.

                        (2) The Disbursement Agent shall review each Capital Improvement Disbursement Request to determine that such request conforms to EXHIBIT "B" hereto, and that to the best of the Disbursement Agent's actual knowledge, all other conditions set forth in SECTION 4.2(C) hereof have been satisfied. The Disbursement Agent shall notify the Company Party that submitted such request as soon as reasonably possible (and in any event within two (2) Business Days after the Disbursement Agent receives the required documents) if any Capital Improvement Disbursement Request is disapproved and the reason(s) therefor.

                        (3) Promptly following the satisfaction of the conditions described below in this subsection, the Disbursement Agent shall make the disbursement described in the corresponding Capital Improvement Disbursement Request.

                                    (1) The Company Party making such request
        shall have identified the athletic club at which the capital improvements are to be made and the nature of such improvements.

                                    (2) Any and all funds disbursed pursuant to
        such request shall be used solely for capital improvements, in accordance with attached invoices.

                                    (3) The Capital Improvement Disbursement
        Request on its face shall have been completed as to the information required therein.

                                    (4) No Event of Default exists and is
        continuing.

                4.3 Construction Disbursement Requests.

                        (1) The Company Parties may from time to time submit to the Disbursement Agent, with a copy to the Trustee, a request for the disbursement of funds from the Construction Allocation for the purpose of paying Construction Costs. Such request shall be (i) consistent with the Budget for such New Club, and (ii) in the form of either EXHIBIT "C" attached hereto (a "IN-PROGRESS DISBURSEMENT REQUEST") or EXHIBIT "D" attached hereto (an "ADVANCE DISBURSEMENT REQUEST"); provided, that Advance Disbursement Requests may be delivered no more frequently than twice per calendar month.

                        (2) The Disbursement Agent shall review each
Construction Disbursement Request to determine that such request conforms to EXHIBIT "C" or EXHIBIT "D", as the case may be, and that, to the best of the Disbursement Agent's actual knowledge, all other conditions set forth in SECTION 4.3(c) hereof have been satisfied. The Disbursement Agent shall notify the Company Party that submitted such request as soon as reasonably possible (and in any event within two (2) Business Days after the Disbursement Agent receives the required documents) if any Construction Disbursement Request, or any portion thereof, is disapproved and the reason(s) therefor.

                        (3) Promptly following the satisfaction of the conditions described below in this Section, the Disbursement Agent shall make the disbursements described in the corresponding Construction Disbursement
Request:

                                (1) The Construction Disbursement Request on its face shall have been completed as to the information required therein, and the required exhibits and attachments, if any, shall be attached.

                                (2) No Event of Default exists and is
        continuing.

                                (3) The Company Party making such request certifies that any amounts disbursed pursuant to any previous Construction Disbursement Requests (other than Advance Disbursements permitted to be outstanding under this Agreement) shall have been paid to the respective parties identified in such previous Construction Disbursement Request.

                                (4) With respect to any Disbursement Request related to any Replacement Club, such disbursement will only be used to construct or develop a New Club on which the Trustee, for its benefit and the ratable benefit of the Holders, holds a first priority security interest (subject to Permitted Liens). In no event may any disbursement pursuant to a Construction Disbursement Request be used in connection with any Shared Collateral.

                4.4 Disbursements After Event of Default. If an Event of Default exists and is continuing, the Disbursement Agent shall not approve any disbursement of funds from the Disbursement Account; provided, that with the consent of the Trustee, the following payments can be made:

                (i) if all other conditions in SECTION 4.3 are met, funds from the Disbursement Account for work completed or materials purchased on or prior to the date that such Event of Default first occurred;

                (ii) payments to prevent the condition of any New Club from deteriorating or to preserve any work completed on any New Club certified to the Disbursement Agent and the Trustee in writing by the Company Parties to be reasonably necessary or advisable; and

                (iii) if such condition continues for a period of three (3) consecutive months or more, at the written request of the Company Parties, Retainage Amounts for work completed; provided that the Company Parties certify to the Disbursement Agent and the Trustee in writing the amount required to be paid for such Retainage Amounts and the conditions for paying such amounts.

                4.5 Final Disbursement of Funds Following Operating Date. Provided that no Event of Default has occurred and is continuing, any funds allocated to a New Club that remain in the Disbursement Account after such New Club has been Operating (other than funds retained to pay Construction Costs or discharge Liens with respect to such New Club) may be disbursed to the Company Party that owns or operates such New Club in accordance with the provisions of this Section (the "Final Disbursement"). Upon receipt by the Disbursement Agent of a written certification from such Company Party that (i) such New Club is Operating, and (ii) no Event of Default exists, then the Disbursement Agent shall disburse the Final Disbursement as directed by such Company Party.

        5. Sale of Clubs; Other Replacement Clubs.

                5.1 Sale of Existing Clubs.

                        (1) Concurrently with the closing of the sale of either
(i) the Santa Ana Club, or (ii) that certain real property and improvements thereon located in the City of Thousand Oaks, State of California, more commonly known as "Spectrum Club Thousand Oaks" (the "SPECTRUM CLUB THOUSAND OAKS"), the selling Company Party shall (A) receive the Net Proceeds of such sale (the "SALE PROCEEDS"), if any, as trustee and (B) either (x) deposit the Sale Proceeds into the Disbursement Account or (y) use the Sale Proceeds of the Santa Ana Club to acquire the SCC Interest.

                        (2) The Company Parties may (i) designate by written notice to the Disbursement Agent and the Trustee (accompanied by a Budget relating thereto) one or more replacement athletic clubs and related facilities the Construction Costs of which shall be funded from all or a portion of the Sale Proceeds deposited in the Disbursement Account (the "SALE REPLACEMENT CLUB"), and (ii) use all or any portion of the Sale Proceeds deposited in the Disbursement Account, if any, are to be used to make capital improvements to clubs that are Collateral. The Company Parties shall use the Sale Proceeds solely for the acquisition of the SCC Interest, the acquisition, development and construction of the Sale Replacement Club, or to make capital improvements in clubs that are Collateral.

                5.2 Designation of Other Replacement Clubs.

                        (1) If the Company Parties elect not to develop and construct the Boston Club, then the Company Parties may designate by written notice to the Disbursement Agent and the Trustee (accompanied by a Budget relating thereto) one or more replacement athletic clubs and related facilities (the "BOSTON REPLACEMENT CLUB"). The Company Parties shall use the Boston Allocation for the acquisition, construction and development of the Boston Replacement Club.

                        (2) If the Company Parties elect not to develop and construct the Washington Club, then the Company Parties may designate by written notice to the Disbursement Agent and the Trustee (accompanied by a Budget relating thereto) one or more replacement athletic clubs and related facilities (the "WASHINGTON REPLACEMENT CLUB"). The Company Parties shall use the Washington Allocation for the acquisition, construction and development of the Washington Replacement Club.

        6. Replacement Clubs.

                6.1 Limitations on Replacement Clubs. The Company Parties' ability to designate a Replacement Club shall be subject to the following restrictions:

                        (1) At the time that the Company Parties designate any Replacement Club, the Company Parties must also submit to the Disbursement Agent and the Trustee a Budget for the construction and development of such Replacement Club reasonably prepared in good faith. The amount of any Replacement Club Budget shall not exceed the amount of the Construction Allocation for such Replacement Club.

                        (2) The Company Parties may only designate as a Replacement Club an athletic club, site or piece of real property on which the Trustee, for its benefit and the ratable benefit of the Holders, holds a first priority security interest, subject to Permitted Liens. The Company Parties may not designate any Shared Collateral as a Replacement Club.

                        (3) If the Company Parties acquire any real property interest in connection with any Replacement Club, the Company Party acquiring such real property interest must grant to Trustee, for its benefit and the ratable benefit of the Holders, a first priority security interest in such real property interest, subject to Permitted Liens. Such first priority security interest shall be created by a deed of trust or leasehold mortgage, as applicable, substantially identical to the deeds of trust, dated April 1, 1999, executed by the Company Parties in favor of the Trustee, for its benefit and the ratable benefit of the Holders.

                6.2 Development and Construction of Replacement Clubs. Disbursements for the construction or development of a Replacement Club shall be governed by SECTIONS 3 AND 4 hereof.

        7. Budget Amendments.

                (1) The amount of any line item in the Budget for any New Club may from time to time be (i) decreased by any Realized Savings with respect to such line item, or (ii) increased by (x) any Realized Savings with respect to any other line item in such Budget, (y) additional amounts deposited in the Disbursement Account and allocated to such line item or (z) additional amounts paid by the Company Parties with respect to any cost overrun relating to such line item from other funds available to the Company Parties. In connection with any such amendment of the Budget, the Company Parties shall deliver an Officers' Certificate to the Disbursement Agent and the Trustee specifying the changes to the line items in such Budget, the basis therefor (including, if applicable, a description of the basis for the amount of any Realized Savings and the source of any other funds), and that such amended Budged complies with the terms hereof.

                        (2) Promptly upon becoming aware of any cost overrun for any line item in the Budget relating to any New Club, the Company Parties shall amend such Budget pursuant to the provisions of clause (a) of this Section to eliminate such cost overrun (and, if necessary, pay such cost overrun from other funds available to the Company Parties or deposit in the Disbursement Account amounts sufficient to effectuate such amendment).

        8. Events of Default. The occurrence of any of the following specified events shall be an "EVENT OF DEFAULT" hereunder:

                8.1 An Event of Default under the Indenture.

                8.2 A payment to be made by a Company Party from the proceeds of a prior Disbursement Request in excess of Fifty Thousand Dollars ($50,000) has not been paid within five (5) Business Days after notice of such non-payment.

                8.3 Any representation, warranty, certification or statement by any of the Company Parties in this Agreement, or any certificate, request, budget or statement delivered pursuant to this Agreement, shall be untrue in any material respect on the date given or made and such untruthfulness continues for a period of thirty (30) days after written notice thereof.

                8.4 The Company Parties shall have failed to comply with any other term set forth herein, and such breach shall not have been remedied within thirty (30) days after written notice thereof.

                8.5 The failure of any of the Company Parties to deliver any documents required by the Security Agreement and such failure continues for a period of thirty (30) days.

        9. Disbursement Agent's Limitation of Liability. The Disbursement Agent shall have no duties or obligations hereunder, except as expressly set forth herein, shall be responsible only for the performance of such duties and obligations, shall not be required to take any action otherwise than in accordance with the terms hereof and shall not be in any manner liable or responsible for any loss or damage arising by reason of any act or omission to act by it hereunder or in connection with any of the transactions contemplated hereby, including, but not limited to, any loss that may occur by reason of forgery, false representations, or any other reason, except for its negligence or willful misconduct. 1.

        10. Termination. This Agreement shall terminate (a) automatically thirty
(30) days following such time as all amounts in the Disbursement Account have been distributed pursuant to and in accordance with the terms hereof and all New Clubs are Operating, or (b) upon the earliest of (i) the date upon which the Secured Obligations have been indefeasibly paid and performed in full and the Indenture has been terminated or (ii) the date upon which there has been a Legal Defeasance or a Covenant Defeasance.

        11. Substitution or Resignation of Disbursement Agent. The Issuer shall have the right, upon thirty (30) days written notice to the Disbursement Agent and the Trustee to cause the Disbursement Agent to be relieved of its duties hereunder and select a substitute disbursement agent to serve hereunder. The Disbursement Agent may resign at any time upon thirty (30) days' written notice to all parties hereto. Such resignation shall take effect upon receipt by the Disbursement Agent of an instrument of acceptance executed by a successor disbursement agent and consented to by the Company Parties. Upon selection of such substitute disbursement agent, the Trustee, the Company Parties (so long as there exists no Default or Event of Default) and the substitute disbursement agent shall enter into an agreement substantially identical to this Agreement and, thereafter, the Disbursement Agent shall be relieved of its duties and obligations to perform hereunder, except that the Disbursement Agent shall transfer to the substitute disbursement agent upon request therefor originals of all books, records, and other documents in the Disbursement

Agent's possession relating to this Agreement. Notwithstanding anything to the contrary in the foregoing, the Company Parties will only appoint as a disbursement agent a Person who (i) is not an affiliate of any of the Company Parties, and (ii) is either a domestic commercial bank of recognized standing or a nationally recognized investment bank, in either case that holds capital and surplus reserves in excess of One Hundred Million Dollars ($100,000,000).

        12. Notice. The parties hereto irrevocably instruct the Disbursement Agent that on the first date upon which the balance in the Disbursement Account is reduced to zero, the Disbursement Agent shall deliver to the Trustee and the Company Parties a notice that the balance in such account has been reduced to zero (0).

        13. Miscellaneous.

                13.1 Waiver and Amendment. Any party hereto may specifically waive any breach of this Agreement by any other party only in accordance with
Section 9.2 of the Indenture, but no such waiver shall be deemed to have been given unless such waiver is in writing, signed by the waiving party and specifically designates the breach waived, nor shall any such waiver constitute a continuing waiver of similar or other breaches. This Agreement may be amended only by a writing signed by duly authorized representatives of all parties and in accordance with Section 9.2 of the Indenture.

                13.2 Invalidity. If, for any reason whatsoever, any one or more of the provisions of this Agreement shall be held or deemed to be inoperative, unenforceable or invalid in a particular case or in all cases, such circumstances shall not have the effect of rendering any of the other provisions of this Agreement inoperative, unenforceable or invalid, and the inoperative, unenforceable or invalid provision shall be construed as if it were written so as to effectuate, to the maximum extent possible, the parties' intent.

                13.3 No Authority. The Disbursement Agent shall have no authority to, and shall not make any warranty or representation or incur any obligation on behalf of, or in the name of, the Trustee.

                13.4 Assignment. This Agreement is personal to the parties hereto, and, except as set forth in SECTION 11 hereof, the rights and duties of any party hereunder shall not be assignable except with the prior written consent of the other parties. In any event, this Agreement shall inure to and be binding upon the parties and their successors and permitted assigns.

                13.5 Benefit. The parties hereto, the holders from time to time of the Notes, and their respective successors and assigns, but no others, shall be bound hereby and entitled to the benefits hereof.

                13.6 Time. Time is of the essence of each provision of this Agreement.

                13.7 Choice of Law. THIS AGREEMENT SHALL BE CONSTRUED AND INTERPRETED, AND THE RIGHTS OF THE PARTIES DETERMINED, IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, INCLUDING, WITHOUT LIMITATION, SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND NEW YORK CIVIL PRACTICE LAWS AND RULES 327(b). THE COMPANY PARTIES HEREBY IRREVOCABLY SUBMIT TO THE JURISDICTION OF ANY NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK OR ANY FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND IRREVOCABLY ACCEPT FOR THEMSELVES AND IN RESPECT OF THEIR PROPERTY, GENERALLY AND UNCONDITIONALLY, JURISDICTION OF THE AFORESAID COURTS. THE COMPANY PARTIES IRREVOCABLY WAIVE, TO THE FULLEST EXTENT THEY

MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, TRIAL BY JURY AND ANY OBJECTION THAT THEY MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. THE COMPANY IRREVOCABLY CONSENT, TO THE FULLEST EXTENT THEY MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE COMPANY PARTIES AT THEIR ADDRESS SET FORTH HEREIN, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY PURCHASER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE COMPANY PARTIES IN ANY OTHER JURISDICTION.

                13.8 Entire Agreement. This Agreement contains the entire agreement among the parties with respect to the subject matter hereof and supersedes any and all prior agreements, understandings and commitments, whether oral or written.

                13.9 Notices. All notices and other communications required or permitted to be given or made under this Agreement shall be in writing and shall be deemed to have been duly given and received, regardless of when and whether received, either; (a) on the day of hand delivery; (b) on the date of confirmation of receipt of electronic facsimile transmission; (c) on the date of confirmation of delivery if sent by Federal Express (or other reputable overnight courier service), or (d) on the third day after sent, when sent by United States certified mail, postage and certification fee prepaid, return receipt requested, addressed as follows:

                To the Disbursement Agent:

                      U.S. BANK TRUST NATIONAL ASSOCIATION
                      100 Wall Street
                      New York, New York  10005
                      Attn: Corporate Trust Administration SPFT0210 Telecopier No.: _____________

                and to:

                      U.S. BANK TRUST NATIONAL ASSOCIATION

                      180 East 5th Street
                      St. Paul, Minnesota 55101
                      Attn: Richard Prokosch, Assistant Vice President Telecopier No.: (651) 244-0711

                To the Trustee:

                      U.S. BANK TRUST NATIONAL ASSOCIATION
                      100 Wall Street
                      New York, New York  10005

                      Attn: Corporate Trust Administration SPFT0210 Telecopier No.: _____________

                and to:

                      U.S. BANK TRUST NATIONAL ASSOCIATION
                      180 East 5th Street
                      St. Paul, Minnesota 55101
                      Attn: Richard Prokosch, Assistant Vice President Telecopier No.: (651) 244-0711

                To the Company Parties:

                      The Sports Club Company, Inc.
                      11100 Santa Monica Boulevard, Suite 300
                      Los Angeles, California  90025
                      Telecopier No.: (310) 479-8879

                      The Spectrum Club Company, Inc.
                      11100 Santa Monica Boulevard, Suite 300
                      Los Angeles, California  90025
                      Telecopier No.: (310) 479-8879

                      NY Sports Club, Inc.
                      11100 Santa Monica Boulevard, Suite 300
                      Los Angeles, California  90025

                      Telecopier No.: (310) 479-8879

or at such other address as the specified entity most recently may have designated in writing in accordance with this paragraph to the others.

                13.10 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

                13.11 Captions. Captions in this Agreement are for convenience only and shall not be considered or referred to in resolving questions of interpretation of this Agreement.

        IN WITNESS WHEREOF, the parties have executed and delivered this Disbursement Agreement as of the day and year first above written.

DISBURSEMENT AGENT:                     U.S. BANK TRUST NATIONAL ASSOCIATION,
                                        a national banking association


                                        By: /s/ Richard Prokosch
                                            ------------------------------------
                                            Name:  Richard Prokosch
                                                 -------------------------------
                                            Title: Assistant Vice President
                                                  ------------------------------

TRUSTEE:                                U.S. BANK TRUST NATIONAL ASSOCIATION,
                                        a national banking association


                                        By: /s/ Richard Prokosch
                                            ------------------------------------
                                            Name:  Richard Prokosch
                                                 -------------------------------
                                            Title: Assistant Vice President
                                                  ------------------------------


COMPANY PARTIES:                        THE SPORTS CLUB COMPANY, INC.,
                                        a Delaware corporation


                                        By: /s/ Timothy O'Brien
                                            ------------------------------------
                                            Name:  Timothy O'Brien
                                                 -------------------------------
                                            Title: Chief Financial Officer
                                                  ------------------------------


                       [Signatures continue on next page]

                                        THE SPECTRUM CLUB COMPANY, INC.,
                                        a California corporation


                                        By: /s/ Timothy O'Brien
                                            ------------------------------------
                                            Name:  Timothy O'Brien
                                                 -------------------------------
                                            Title: Chief Financial Officer
                                                  ------------------------------


                                        PONTIUS REALTY, INC.
                                        a Delaware corporation


                                        By: /s/ Timothy O'Brien
                                            ------------------------------------
                                            Name:  Timothy O'Brien
                                                 -------------------------------
                                            Title: Chief Financial Officer
                                                  ------------------------------